EXHIBIT 4.3
                                                                 Execution Copy




                            Church & Dwight Co., Inc.

             5.25% Convertible Senior Debentures due August 15, 2033


                          Registration Rights Agreement

                                                                August 11, 2003


Goldman, Sachs & Co.,
J.P. Morgan Securities Inc.,
PNC Capital Markets, Inc.,
Fleet Securities, Inc.,
NatCity Investments, Inc.,
Scotia (USA) Capital Inc.,
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

         Church & Dwight Co., Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its 5.25% Convertible Senior Debentures due August 15, 2033 (the "Securities"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

         1. Definitions.

         (a) Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

         "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Closing Date" means the First Time of Delivery as defined in the Purchase Agreement.

         "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         "Common Stock" means the Company's common stock, par value $1.00 per share, together with any associated preferred share purchase rights.

         "DTC" means The Depository Trust Company.

         "Effective Failure" has the meaning assigned thereto in Section 7(b) hereof.

         "Effectiveness Period" has the meaning assigned thereto in Section 2(b)(i) hereof.

         "Effective Time" means the time at which the Commission declares the Shelf Registration Statement effective or at which the Shelf Registration Statement otherwise becomes effective.

         "Electing Holder" has the meaning assigned thereto in Section 3(a)(iii) hereof.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

         "Holder" means any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).

         "Indenture" means the Indenture, dated as of August 11, 2003, between the Company and The Bank of New York, as amended and supplemented from time to time in accordance with its terms.

         "Liquidated Damages" has the meaning assigned thereto in Section 7(a) hereof.

         "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

         "NASD Rules" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

         "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Appendix A hereto.

         The term "person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

         "Purchase Agreement" means the purchase agreement, dated as of August 5, 2003, between the Purchasers and the Company relating to the Securities.

         "Purchasers" means the Purchasers named in Schedule I to the Purchase Agreement.

         "Registrable Securities" means all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion of such Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

         "Registration Default" has the meaning assigned thereto in Section 7(a) hereof.

         "Restricted Security" means any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock that (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement (or any other registration statement filed under the Securities Act in respect of the sale of such Security), (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), (iii) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 3.5 of the Indenture or
(iv) ceases to be outstanding.

         "Rules and Regulations" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

         "SAS 72 Analogue Document" has the meaning assigned thereto in Section 3(p) hereof.

         "Securities Act" means the United States Securities Act of 1933, as amended.

         "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

         "Shelf Registration Statement" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Electing Holders of, all of the Registrable Securities held by the Electing Holders pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

         The term "underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

         (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities or to a percentage of Registrable Securities, Common Stock shall be treated as representing the principal amount of Securities that was surrendered for conversion or exchange in order to receive such number of shares of Common Stock.

         2. Shelf Registration.

         (a) The Company shall use its reasonable best efforts to file with the Commission, no later than 90 calendar days following the Closing Date, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act no later than 180 calendar days following the Closing Date; provided, however, that the Company may, upon written notice to all Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole or would impede the consummation of a proposed or pending material business transaction; provided, further, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder is an Electing Holder.

         (b) The Company shall use its reasonable best efforts:

                  (i) to keep the Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by Electing Holders until the earliest of (1) such time as there are no Registrable Securities outstanding; (2) the expiration of the period referred to in Rule 144(k) of the Securities Act with respect to all Registrable Securities held by Persons that are not Affiliates of the Company; and (3) two years from the Second Time of Delivery (as defined in the Purchase Agreement) or, if there is no Second Time of Delivery, the Closing Date (such period being referred to herein as the "Effectiveness Period");

                  (ii) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any Holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this subparagraph shall relieve such Holder of the obligation to return a properly completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof; and provided further, that in no event will the Company be obligated to make more than two filings (including not more than one post-effective amendment to the Shelf Registration Statement) pursuant to this Section 3(a)(ii) during any six-month period, the first of which will begin on the date the Shelf Registration Statement becomes effective and the last of which (which period will be six months or such shorter period of time between the commencement of such period and the last day of the Effectiveness Period) shall end on the last day of the Effectiveness Period; and

                  (iii) if at any time the Securities, pursuant to Article XII of the Indenture, are convertible into securities other than Common Stock, to cause, or to cause any successor under the Indenture to cause, such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such securities.

The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in Electing Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities during that period, unless such action is (A) required by applicable law and the Company thereafter promptly complies with the requirements of paragraph 3(j) below or (B) permitted pursuant to Section 2(c) below; provided, however, that nothing herein shall prevent the Company from pursuing activities for valid business reasons (not including avoidance of the Company's obligations hereunder) even though such activities may result in Holders not being able to offer and sell Registrable Securities pursuant to the Shelf Registration Statement.

         (c) The Company may suspend the use of the Prospectus for a period not to exceed 45 days in any 90-day period or an aggregate of 90 days in any 12-month period if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company's obligations hereunder), including without limitation the acquisition or divestiture of assets, pending corporate developments, public filings with the Commission and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Electing Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

         3. Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:

         (a) (i) Not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, the Company shall mail the Notice and Questionnaire to the Holders of Registrable Securities. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus forming a part thereof for offers and resales of Registrable Securities at any time, unless such Holder has returned a properly completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, Holders of Registrable Securities shall have at least 20 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a properly completed and signed Notice and Questionnaire to the Company.

                  (ii) After the Effective Time of the Shelf Registration Statement, the Company shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, as promptly as reasonably practicable send a Notice and Questionnaire to such Holder. The Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, as otherwise provided in this Agreement, until such Holder has returned a properly completed and signed Notice and Questionnaire to the Company.

                  (iii) The term "Electing Holder" shall mean any Holder of Registrable Securities that has returned a properly completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(i) or 3(a)(ii) hereof.

         (b) The Company shall furnish to each Electing Holder, prior to the Effective Time, a copy of the Shelf Registration Statement as initially filed with the Commission, and if such Electing Holder so requests in writing, copies of each amendment thereto. Prior to the Effective Time, the Company shall use its reasonable best efforts to take into account and reflect in an amendment to the Shelf Registration Statement any comments on the Shelf Registration Statement as initially filed as the Electing Holders and as their counsel reasonably may propose on a timely basis.

         (c) The Company shall as promptly as reasonably practicable take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming a part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d) The Company shall as promptly as reasonably practicable advise each Electing Holder, and shall confirm such advice in writing if so requested by any such Electing Holder:

                  (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when a Shelf Registration Statement or any post-effective amendment thereto has become effective, in each case making a public announcement thereof by release made to Reuters Economic Services and Bloomberg Business News;

                  (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

                  (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                  (v) of the happening of any event or the existence of any state of facts (but which advice need not specify the nature of such event or state of facts) that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact (in the case of the Registration Statement required to be stated therein) or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Electing Holders to suspend the use of the Prospectus until the requisite changes have been made).

         (e) The Company shall use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

         (f) The Company shall furnish to each Electing Holder, upon their request without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such Electing Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

         (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the periods specified in Section 2(c) above or during the continuance of any event or the existence of any state of facts described in Section 3(d)(v) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

         (h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall (i) register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holder may reasonably request in writing, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this
Section 3(h) or (B) file any general consent to service of process or subject itself to taxation in any jurisdiction where it is not as of the date hereof so subject.

         (i) Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders reasonably may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

         (j) Upon the occurrence of any fact or event contemplated by paragraph 3(d)(v) above, the Company shall as promptly as reasonably practicable prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be required to file such amendment, supplement or document if the Board of Directors of the Company has made a determination pursuant to Section 2(c), so long as the suspension pursuant to Section 2(c) is continuing. If the Company notifies the Electing Holders of the occurrence of any fact or event contemplated by paragraph 3(d)(v) above, the Electing Holder shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

         (k) Not later than the Effective Time of the Shelf Registration Statement, the Company shall provide a CUSIP number for the Registrable Securities that are debt securities.

         (l) The Company shall use its reasonable best efforts to comply with all applicable Rules and Regulations, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

         (m) Not later than the Effective Time of the Shelf Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

         (n) In the event of an underwritten offering conducted pursuant to
Section 6 hereof, the Company shall, if requested, as promptly as reasonably practicable include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

         (o) The Company shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities.

         (p) The Company shall:

                  (i)(A) make reasonably available for inspection during normal business hours by the Electing Holders entitled thereto pursuant to the provisions of this Section 3(p), any underwriter participating in any disposition pursuant to the Shelf Registration Statement in connection with an underwritten offering conducted pursuant to Section 6 hereof, and any attorney, accountant or other agent retained by such Electing Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (B) cause the Company's officers, directors and employees to supply all information reasonably requested by such Electing Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated by the Company, in good faith, as confidential shall be kept confidential by such Electing Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality, and the Company may request that the Electing Holders agree in writing to maintain the confidentiality of information obtained in such due diligence examination; and provided further, that such inspection and information gathering be coordinated on behalf of the Electing Holders entitled thereto and the other parties entitled thereto by one counsel designated by and on behalf of the Electing Holders entitled thereto and other parties and provided further, that an Electing Holder may participate in such foregoing inspection and information gathering only if such Electing Holder provides the same opinion letter or other representation letter, in each case addressed to the Company rather than to accountants, as required under Statement on Auditing Standards No. 72, "Letters for Underwriters and Certain Other Requesting Parties" (as may be amended from time to time), from persons other than "named underwriters" who request a comfort letter from accountants (the "SAS 72 Analogue Document");

                  (ii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, make such representations and warranties to each of the Electing Holders participating in such underwritten offering who provides the SAS 72 Analogue Document to the Company in connection with such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings of equity and convertible debt securities;

                  (iii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel to the Company (which counsel and opinions shall be reasonably satisfactory to the Managing Underwriters) addressed to each Electing Holder participating in such underwritten offering who provides the SAS 72 Analogue Document to the Company in connection with such underwritten offering and the underwriters, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity and convertible debt securities and such other matters as may be reasonably requested by such Electing Holders and underwriters;

                  (iv) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each Electing Holder participating in such underwritten offering (if such Electing Holder has provided such letter, representations or documentation, if any, required under generally accepted auditing standards or otherwise for such cold comfort letter to be so addressed and if such Electing Holder has provided the SAS 72 Analogue Document to the Company in connection with such underwritten offering) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

                  (v) in connection with any underwritten offering conducted pursuant to Section 6 hereof, deliver such documents and certificates as are customary and as may be reasonably requested by any Electing Holder participating in such underwritten offering who provides the SAS 72 Analogue Document to the Company in connection with such underwritten offering and the Managing Underwriters, if any.

         (q) The Company will use its reasonable best efforts to cause the Common Stock initially issuable upon conversion of the Securities to be listed on the New York Stock Exchange or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement hereunder.

         (r) In the event that any broker-dealer registered under the Exchange Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the NASD Rules (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or otherwise assist in the distribution of any Registrable Securities covered by the Shelf Registration Statement, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation (unless the criteria set forth in Rule 1720(c)(3)(B) or Rule 7270(c)(3)(C) of the NASD Rules (or any successor provision thereto) applies), by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in
Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

         (s) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

         4. Registration Expenses. Except as otherwise provided in Section 3, the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 6 hereof and shall bear or reimburse the Electing Holders for the reasonable fees and disbursements of a single counsel selected by a plurality of all Electing Holders who own an aggregate of not less than 25% of the Registrable Securities covered by the Shelf Registration Statement to act as counsel therefore in connection therewith. Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Electing Holder's Registrable Securities pursuant to the Shelf Registration Statement.

         5. Indemnification and Contribution.

         (a) Indemnification by the Company. Following the registration of the Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless each Electing Holder and each securities professional that is an underwriter (within the meaning of Section 2(a)(11) of the Securities Act) (each, an "Underwriter"), if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder or Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as a "Designated Person") against any losses, claims, damages or liabilities, joint or several, to which such Designated Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or any Prospectus contained therein or furnished by the Company to any Designated Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Designated Person for any legal or other expenses reasonably incurred by such Designated Person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Designated Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Designated Person expressly for use therein (and provided, further, that the Company shall not be liable for any losses, claims, damages or liabilities (i) arising from any offer or sale of Registrable Securities during a period in which the Company has suspended use of the Prospectus pursuant to
Section 2(c) or 3(j) and of which suspension the Electing Holder has been provided notice) or (ii) if the Electing Holder fails to deliver, within the time required by the Securities Act, a Prospectus that is amended or supplemented, and such Prospectus, as amended or supplemented, would have corrected the untrue statement or omission or alleged untrue statement or omission of a material fact contained in the Prospectus delivered by the Electing Holder, so long as the Prospectus, as amended or supplemented, has been delivered to such Electing Holder prior to such time.

         (b) Indemnification by the Electing Holders and any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any of such Electing Holder's Registrable Securities in such Shelf Registration Statement, and each Underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Electing Holder, or Underwriter expressly for use therein (which shall include, without limitation, the information provided to the Company by such Electing Holder in the Notice of Registration Statement and Selling Securityholder Questionnaire), and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by subsection (a) or (b) above. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this
Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (other than local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any Underwriters, or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any Underwriters in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

         (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to the Shelf Registration Statement and (ii) Underwriter be required to undertake liability to any person hereunder for any amounts in excess of the fee, discount, commission or other compensation payable to such Underwriter with respect to the Registrable Securities underwritten by it and distributed to the public.

         (f) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have to any Designated Person and the obligations of any Designated Person under this Section 5 shall be in addition to any liability which such Designated Person may otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

         (g) Notwithstanding any other provision of this Section 5, the indemnification, notice of claims, contribution and related provisions of any underwriting agreement entered into by the Company and the Managing Underwriters (whether acting on their own behalf or as representatives of several underwriters), including, if applicable, any such provisions relating to a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)), will supersede the other provisions of this Section 5.

         6. Underwritten Offering. Any Holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; provided that (i) the Electing Holders of at least 50% in aggregate principal amount of the Registrable Securities then covered by the Shelf Registration Statement shall request such an offering and (ii) at least such aggregate principal amount of such Registrable Securities shall be included in such offering; and provided further that the Company shall not be obligated to cooperate with more than one underwritten offering during the Effectiveness Period. Upon receipt of such a request, the Company shall provide all Holders of Registrable Securities written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the holders of a majority of the Registrable Securities to be included in such offering; provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company. No Holder may participate in any underwritten offering contemplated hereby unless (a) such Holder agrees to sell such Holder's Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such Holder is not then an Electing Holder, such Holder returns a properly completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof within a reasonable amount of time before such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 4 hereof, expenses of their own counsel. The Company shall pay all expenses customarily borne by issuers in an underwritten offering, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of Section 3(n) hereof, upon receipt of a request from the Managing Underwriter or a representative of holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.

7. Liquidated Damages.

         (a) Notwithstanding any postponement of effectiveness permitted by
Section 2(a) hereof, if (i) on or prior to the 90th day following the Closing Date, a Shelf Registration Statement has not been filed with the Commission or
(ii) on or prior to the 180th day following the Closing Date, such Shelf Registration Statement is not declared effective by the Commission (each, a "Registration Default"), the Company shall be required to pay liquidated damages ("Liquidated Damages"), from and including the day following such Registration Default until such Shelf Registration Statement is either so filed or so filed and subsequently declared effective, as applicable, at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of Registrable Securities, to and including the 90th day following such Registration Default and one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default.

         (b) In the event that (i) the Shelf Registration Statement ceases to be effective, (ii) the Company suspends the use of the Prospectus pursuant to
Section 2(c) or 3(j) hereof, (iii) the Electing Holders are not authorized to use the Prospectus pursuant to Section 3(g) hereto or (iv) the Electing Holders are otherwise prevented or restricted by the Company from effecting sales pursuant to the Shelf Registration Statement and, as a result of the foregoing, Electing Holders are prevented or restricted from effecting sales pursuant to the Shelf Registration Statement (an "Effective Failure") for more than 45 days, whether or not consecutive, in any 90-day period, or for more than 90 days, whether or not consecutive, during any 12-month period, then the Company shall pay Liquidated Damages at a rate per annum equal to an additional one-half of one percent (0.50%) of the principal amount of Registrable Securities from the 46th day of the applicable 90-day period or the 91st day of the applicable 12-month period, as the case may be, that any such Effective Failure has existed until the earlier of (1) the time the Electing Holders of Registrable Securities are again able to make sales under the Shelf Registration Statement or (2) the expiration of the Effectiveness Period. For the purpose of determining whether an Effective Failure has occurred, days on which the Shelf Registration Statement ceases to be effective or the Electing Holders are otherwise prevented or restricted from effecting sales pursuant to the Shelf Registration Statement solely as a result of (A) the filing with the Commission of a post-effective amendment to the Shelf Registration Statement for the sole purpose of naming additional Holders as selling securityholders in the Shelf Registration Statement and (B) the Company's compliance with Section 3(n) hereof, shall not be included in determining the 45-day or 90-day periods, as the case may be.

         (c) Any amounts to be paid as Liquidated Damages pursuant to paragraphs
(a) or (b) of this Section 7 shall be paid in cash semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date (as defined in the Indenture), as applicable, following the date of such Registration Default or Effective Failure, as applicable. Such Liquidated Damages will accrue (1) in respect of the Securities at the rates set forth in paragraphs (a) or (b) of this Section 7, as applicable, on the principal amount of the Securities and (2) in respect of the Common Stock issued upon conversion of the Securities, at the rates set forth in paragraphs (a) or (b) of this
Section 7, as applicable, applied to the Conversion Price (as defined in the Indenture) at that time. A Holder will not be entitled to Liquidated Damages unless it has properly provided all information requested by the Notice and Questionnaire prior to the date of the Registration Default or Effective Failure, as the case may be, if the date of the Registration Default or Effective Failure is after the deadline for the return of the Notice and Questionnaire.

         (d) Except as provided in Section 8(b) hereof, the Liquidated Damages as set forth in this Section 7 shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default or Effective Failure. In no event shall the Company be required to pay Liquidated Damages in excess of the applicable maximum amount of one-half of one percent (0.50%) set forth above, regardless of whether one or multiple Registration Defaults or Effective Failures exist.

8. Miscellaneous.

         (a) Other Registration Rights. The Company may grant registration rights that would permit any person that is a third party the right to piggy-back on any Shelf Registration Statement, provided that if the Managing Underwriter of any underwritten offering conducted pursuant to Section 6 hereof notifies the Company and the Electing Holders that the total amount of securities which the Electing Holders and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially threaten the success of such offering (including the price at which such securities can be sold), then the amount, number or kind of securities to be offered for the account of holders of such piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number and kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included in such Shelf Registration Statement.

         (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such Holders, in addition to any other remedy to which they may be entitled at law or in equity shall, at any time Securities are convertible into Common Stock, be entitled to compel specific performance of the obligations of the Company under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

         (c) Amendments and Waivers. This Agreement, including this Section 8(c), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 8(c), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

         (d) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture.

         (e) Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind (other than the delivery of a properly completed Notice and Questionnaire, to the extent applicable), be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

         (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         (j) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                      Very truly yours,

                                     Church & Dwight Co., Inc.


                                     By:    /s/ ZVI EIREF
                                            -----------------------------
                                            Name:   Zvi Eiref
                                            Title:  Vice President and Chief
                                                    Financial Officer

Accepted as of the date hereof:

Goldman, Sachs & Co.,
J.P. Morgan Securities Inc.,
PNC Capital Markets, Inc.,
Fleet Securities, Inc.,
NatCity Investments, Inc.,
Scotia (USA) Capital Inc.,

By:          /s/ GOLDMAN, SACHS & CO.
             ------------------------
                 (Goldman, Sachs & Co.)

                                   Appendix A


                            Church & Dwight Co., Inc.


                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                       DEADLINE FOR RESPONSE:       , 2003


                  The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the Church & Dwight Co., Inc. (the "Company") 5.25% Convertible Senior Debentures due August 15, 2033 (the "Securities") are held.

                  The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

                  It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline for response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Susan Goldy, Church & Dwight Co., Inc., 469 North Harrison Street, Princeton, New Jersey 08543-5297, (609) 683-5900.

                            Church & Dwight Co., Inc.


                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire

                                 _________, 2003


                  Church & Dwight Co., Inc. (the "Company") has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the United States Securities Act of 1933, as amended (the "Securities Act"), of the Company's 5.25% Convertible Senior Debentures due August 15, 2033 (the "Securities") and the shares of common stock, par value $1.00 per share (the "Common Stock"), issuable upon conversion thereof, in accordance with the Registration Rights Agreement, dated as of August 11, 2003 (the "Registration Rights Agreement"), between the Company and the purchasers named therein. A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

                  In order to have Registrable Securities included in the Shelf Registration Statement (or a supplement or amendment thereto), this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not properly complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

                  Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

                  The term "Registrable Securities" is defined in the Registration Rights Agreement to mean all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion of such Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

                  The term "Restricted Security" is defined in the Registration Rights Agreement to mean any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement (or any other registration statement filed under the Securities Act in respect of the sale of such Security), (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), or (iii) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 3.5 of the Indenture or
(iv) ceases to be outstanding.

                                    ELECTION

                  The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

                  Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and the Trustee the Notice of Transfer (completed and signed) set forth in Exhibit 1 to this Notice and Questionnaire.

                  The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE


1.   (a)  Full legal name of Selling Securityholder:

          --------------------------------------------------------------------

     (b) Full legal name of registered holder (if not the same as (a) above) of Registrable Securities listed in Item (3) below:

          --------------------------------------------------------------------

     (c) Full legal name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

          --------------------------------------------------------------------

     (d) State whether the Selling Securityholder is a publicly-held entity or a subsidiary of a publicly-held entity (i.e., an entity that has a class of securities registered under the Securities Exchange Act of 1934, as amended):

          Yes                    No
                ---------            ----------

          If a subsidiary, please identify the publicly-held parent entity:

          ----------------------------------------------------
     (e) State whether the Selling Securityholder is an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940:

           Yes                    No
                ---------            ----------

          If a subsidiary, please identify the investment company parent entity:

          ----------------------------------------------------
     (f) If you answered "No" to questions (d) and (e), state the number of natural persons who have or share voting or investment control over the Registrable Securities:

          --------------------------------------------------------------------

          If your answer is 5 or fewer, please identify those natural persons:

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------


          Please note that the SEC requires that these natural persons be named in the prospectus.

2.   Address for notices to Selling Securityholder:



               Telephone:

               E-Mail:

               Fax:

               Contact Person:

3.   Beneficial Ownership of Securities:

     Except as set forth below in this Item (3), the undersigned Selling Securityholder does not beneficially own any Securities or shares of Common Stock issued upon conversion of any Securities.

     (a) Principal Amount of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:

          --------------------------------------------------------------------
          --------------------------------------------------------------------

          CUSIP No(s). of Registrable Securities:
                                                  ----------------------------

          Number of shares of Common Stock (if any) issued upon conversion of
          Securities:

          --------------------------------------------------------------------

     (b) Principal Amount of Securities other than Registrable Securities beneficially owned:

          --------------------------------------------------------------------
          --------------------------------------------------------------------

          CUSIP No(s). of such other Securities:
                                                  ----------------------------

          Number of shares of Common Stock (if any) issued upon conversion of such other Securities:

          --------------------------------------------------------------------

     (c) Principal Amount of Registrable Securities to be included in the Shelf Registration Statement:

          --------------------------------------------------------------------
          --------------------------------------------------------------------

          CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:
                                         ----------------------------

          Number of shares of Common Stock (if any) issued upon conversion of Registrable Securities which are to be included in the Shelf Registration Statement:

          --------------------------------------------------------------------

4.   Beneficial Ownership of other securities of the Company:

     Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of Common Stock or any other security of the Company, other than the Securities and shares of Common Stock listed above in Item (3).

     State any exceptions here:

     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------

5.   Relationship with the Company:

     Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.




     State any exceptions here:


     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------

6.   Plan of Distribution:

     Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities. The Selling Securityholder may pledge or grant a security interest in some or all of the Registrable Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time pursuant to the prospectus. The Selling Securityholder also may transfer and donate shares in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling security holder for purposes of the prospectus.

     State any exceptions here:

     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------

     Note: In no event may such methods of distribution take the form of an underwritten offering of the Registrable Securities without the prior consent of the Company.

(7) (a) State whether the undersigned Selling Securityholder has or will enter into "hedging transactions".

          Yes                    No
                ----------              ----------

          If yes, you must provide a complete description of the hedging transactions into which the undersigned Selling Securityholder has entered or will enter and the purpose of such hedging transactions, including the extent to which such hedging transactions remain in place.

          --------------------------------------------------------------------
          --------------------------------------------------------------------
          --------------------------------------------------------------------

Please note that the SEC may deem short sales of securities covered by a registration statement prior to the effectiveness of such registration statement as a violation of Section 5 of the Securities Act.

     (b) State whether the undersigned Selling Securityholder has sold any of the Registrable Securities or shares of common stock of the Company short since the date of original issuance of the Registrable Securities.

          Yes                 No
               ----------          ----------

          If yes, you must provide a complete description of the short sale, including the number of shares of common stock of the Company involved and whether the short position remains in place.

          --------------------------------------------------------------------
          --------------------------------------------------------------------
          --------------------------------------------------------------------
          --------------------------------------------------------------------

(8) (a) State whether the undersigned Selling Securityholder is a registered broker-dealer.

          Yes                    No
              ----------                ----------

     (b) State whether the undersigned Selling Securityholder received the Registrable Securities as compensation for underwriting activities and, if so, provide a brief description of the transaction(s) involved.

          Yes                    No
              ----------                ----------

The SEC requires that all Selling Securityholders that are broker-dealers, even if they did not receive the Registrable Securities as compensation for underwriting activities, must be named as underwriters in the prospectus for the Registrable Securities. Selling Securityholders, including those named as underwriters, must deliver copies of the prospectus to purchasers at or prior to the time of any sale of the Registrable Securities.

     (c) State whether the undersigned Selling Securityholder is an affiliate of a registered broker-dealer and if so, list the name(s) of the broker-dealer affiliate(s).

          Yes                    No
               ----------               ----------

          --------------------------------------------------------------------
          --------------------------------------------------------------------
          --------------------------------------------------------------------
          --------------------------------------------------------------------

          If the answer is "Yes," you must answer question (d) below.

     (d) If the undersigned Selling Securityholder is an affiliate of a registered broker-dealer:

          (i) Did the undersigned Selling Securityholder purchase the Registrable Securities in the ordinary course of business?

               Yes                    No
                    ----------               ----------

               If the answer is "No," to question (i) state any exceptions below:

               ----------------------------------------------------------------
               ----------------------------------------------------------------

          (ii) At the time of the purchase of the Registrable Securities, did the undersigned Selling Securityholder have any agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

               Yes                    No
                    ----------               -----------

               If the answer is "Yes," to question (ii) state any exceptions below:

               ----------------------------------------------------------------
               ----------------------------------------------------------------

If the answer is "No" to question (i) or "Yes" to question (ii), you will be named as an underwriter in the prospectus relating to the Registrable Securities.

     By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, particularly Regulation M.

     In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

     By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (8) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

     In accordance with the Selling Securityholder's obligation under Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect and to provide any additional information as the Company reasonably may request. Except as otherwise provided in the Registration Rights Agreement, all notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

     (i) To the Company:

                      Church & Dwight Co., Inc.
                      469 North Harrison Street
                      Princeton, NJ  08543-5297
                      Attention:  Susan Goldy, Esq., General Counsel

     (ii) With a copy to:

                      Morgan, Lewis & Bockius LLP
                      1701 Market Street
                      Philadelphia, PA 19103-2921
                      Attention: Alan Singer, Esq.

     Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item
(3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.


Dated:                                 Selling Securityholder
      ---------------------------      (Print/type full legal name of beneficial
                                       owner of Registrable Securities)

                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:












             PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE _________ __, 2003 TO THE COMPANY AT:

                            Church & Dwight Co., Inc.
                            469 North Harrison Street
                            Princeton, NJ 08543-5297
                  Attention: Susan Goldy, Esq., General Counsel

                                 With a copy to:

                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                        Philadelphia, Pennsylvania 19103
                          Attention: Alan Singer, Esq.

                                                                       Exhibit 1
                                                                   to Appendix A

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Church & Dwight Co., Inc.
469 North Harrison Street
Princeton, NJ 08543-5297

Attention:  Susan Goldy, General Counsel

The Bank of New York
101 Barclay Street, Floor 8W
New York, NY 10286

Attention:     Corporate Trust Administration

               Re:  Church & Dwight Co., Inc. (the "Company")
                    5.25% Convertible Senior Debentures due August 15, 2033 (the "Debentures")

Dear Sirs:

     Please be advised that _____________________ has transferred $___________ aggregate principal amount of the above-referenced Debentures or _______ shares of the Company's common stock, issued upon conversion of Debentures, pursuant to an effective Registration Statement on Form S-3 (File No. 333-____) filed by the Company.

     We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Debentures or common stock is named as a selling securityholder in the Prospectus dated ____, 2003 or in amendments or supplements thereto, and that the aggregate principal amount of the Debentures or number of shares of common stock transferred are [a portion of] the Debentures or shares of common stock listed in such Prospectus as amended or supplemented opposite such owner's name.

Dated:

                                        Very truly yours,

                                        ------------------------
                                           (Name)

                      By:               ________________________
                                         (Authorized Signature)